                        UNITED STATES BANKRUPTCY COURT

                             District of Delaware

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IN RE (Name of Debtor-if individual, enter Last, First, Middle)

Grant Geophysical, Inc.
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ALL OTHER NAMES used by debtor in the last 6 years
(include married, maiden and trade names)

Grant Tensor Geophysical Corp.
Grant-Norpac, Inc.

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SOC. SEC./TAX I.D. NO. (if more than one, state all)
        84-0766570
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STREET ADDRESS OF DEBTOR (No. and street, city, state, zip)
16850 Park Row
Houston, Texas 77084
(Delaware Corporation)   ----------------------------
                         COUNTY OF RESIDENCE OR
                         PRINCIPAL PLACE OF BUSINESS
                         Harris County
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MAILING ADDRESS OF DEBTOR (if different from street address)
P.O. Box 219950
Houston, Texas 77218-9950
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LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR
(If different from addresses listed above)


                                  VOLUNTARY
                                  PETITION

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NAME OF JOINT DEBTOR (Spouse) (Last, First, Middle)

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ALL OTHER NAMES used by the joint debtor in the last 6 years
(include married, maiden and trade names)



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SOC. SEC./TAX I.D. NO. (if more than one, state all)

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STREET ADDRESS OF JOINT DEBTOR (No. and street, city, state, zip)



                         ---------------------------
                         COUNTY OF RESIDENCE OR
                         PRINCIPAL PLACE OF BUSINESS

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MAILING ADDRESS OF DEBTOR (if different from street address)


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[x]     Debtor has been domiciled or has had a residence, principal place of business or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District
[ ] There is a bankruptcy case concerning debtor's affiliate, general partner or partnership pending in this District.
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             INFORMATION REGARDING DEBTOR (Check applicable boxes)
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TYPE OF DEBTOR
[ ]     Individual               [X]    Corporation Publicly Held
[ ]     Joint (H&W)              [ ]    Corporation Not Publicly Held
[ ]     Partnership              [ ]    Municipality
[ ]     Other_________________________________________________________________
NATURE OF DEBT
[ ]     Non-Business Consumer    [X]    Business - Complete A&B below

A. TYPE OF BUSINESS (check one box)
[ ]     Farming           [ ]   Transportation         [ ]   Commodity Broker
[ ]     Professional      [ ]   Manufacturing/         [ ]   Construction
[ ]     Retail/Wholesale               Mining          [ ]   Retail/Wholesale
[ ]     Railroad          [ ]   Stockbroker            [X]   Other Business
B. BRIEFLY DESCRIBE NATURE OF BUSINESS
The debtor provides geophysical data acquisition services to energy exploration industry.

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CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH THE PETITION IS FILED
(Check one box)
[ ]     Chapter 7               [X]     Chapter 11
                                        [ ]     Chapter 13
[ ]     Chapter 9               [ ]     Chapter 12
                                                [ ]     Section 304-Case
                                                        Ancillary to Foreign
FILING FEE (Check one box)                              Proceeding
[X]     Filing fee attached.
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[ ]     Filing fee to be paid in installments. (Applicable to individuals only)
        Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form No. 3
NAME AND ADDRESS OF LAW FIRM OR ATTORNEY
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        See Schedule 1 annexed hereto
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Telephone No.
NAME(S) OF ATTORNEY(S) DESIGNATED TO REPRESENT TO DEBTOR
        See Schedule 1 annexed hereto
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[ ]     Debtor is not represented by an attorney
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STATISTICAL ADMINISTRATIVE INFORMATION (28 U.S.C. SECTION 604)    THIS SPACE FOR
         (Estimate only) (Check applicable boxes)                 COURT USE ONLY
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[X]     Debtor estimates that funds will be available for
        distribution to unsecured creditors.
[ ]     Debtor estimates that after any exempt property is
        excluded and administrative expenses paid, there
        will be no funds available for distribution to unsecured
        creditors.
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ESTIMATED NUMBER OF CREDITORS
[ ] 1-15  [ ] 16-49 [ ]  50-99 [ ] 100-199 [ ] 200-999 [X] 1000-Over
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ESTIMATED ASSETS (in thousands of dollars)
[ ] Under 50  [ ] 50-99  [ ] 100-499  [ ] 500-999  [ ] 1000-9999
[ ] 10,000-over  [X] 100,000-over
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ESTIMATED LIABILITIES (in thousands of dollars)
[ ] Under 50  [ ] 50-99  [ ] 100-499  [ ] 500-999  [ ] 1000-9999
[X] 10,000-over  [ ] 100,000-over
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ESTIMATED NUMBER OF EMPLOYERS - CH 11 & 12 ONLY
[ ]  0    [ ]  1-19    [ ]  20-99   [ ]  100-0999   [X]  1000-over
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
Name of Debtor Grant Geophysical, Inc.      Case No. 96-       (Court use only)
               -----------------------

                                 FILING OF PLAN

For Chapter 9, 11, 12 and 13 cases only. Check appropriate box.
/   / A copy of debtor's proposed plan dated

      is attached

/ X / Debtor intends to file a plan within the time allowed by statute, rule, order of the court.

                PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS
                 (if more than one, attached additional sheet)

Location Where Filed               Case Number                    Date Filed
        None

   PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER, OR AFFILIATE OF THIS
              DEBTOR (if more than one, attach additional sheet.)

Name of Debtor                     Case Number                    Date
        N/A

Relationship                       District                       Judge

                               REQUEST FOR RELIEF
Debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

                                   SIGNATURES

                                    ATTORNEY

X
Signature /s/ EDWARD DAVID JONES                  Date 12/5/96
          ---------------------------

    INDIVIDUAL/JOINT DEBTOR(S)              CORPORATE OR PARTNERSHIP DEBTOR

  I declare under penalty of perjury        I declare under penalty of perjury
that the information provided in this     that the information provided in this
petition is true and correct.             petition is true and correct, and that
                                          the filing of this petition on behalf
                                          of the debtor has been authorized.

X                                         X  /s/ WILLIAM B. CLEVELAND
  ----------------------------------         -----------------------------------
Signature of Debtor                       Signature of Authorized Individual

Date                                      William B. Cleveland
                                          Print or Type Name of Authorized
                                          Individual

X                                         Vice President and Chief Financial
                                          Officer
Signature of Joint Debtor                 Title of Individual Authorized by
                                          Debtor to File this Petition

Date                                      Date December 5, 1996

            EXHIBIT "A" (To be completed if debtor is a corporation
                      requesting relief under Chapter 11.)

/ X / Exhibit "A" is attached and made a part of this petition.

  TO BE COMPLETED BY INDIVIDUAL CHAPTER 7 DEBTOR WITH PRIMARILY CONSUMER DEBTS
                            (See P.L. 98-353 & 322)

     I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under Chapter 7 of such title.

     If I am represented by an attorney, exhibit "B" has been completed.

X
Signature of Debtor                             Date


X
Signature of Joint Debtor                       Date

  EXHIBIT "B" (To be completed by attorney for individual chapter 7 debtor(s)
                        with primarily consumer debts.)

     I, the attorney for the debtor(s) named in the foregoing petition, declare that I have informed the debtor(s) that (he, she or they) may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained the relief available under each such chapter.


X
Signature of Attorney                           Date

                                   Schedule 1

                                   EXHIBIT A

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re Grant Geophysical, Inc.,

                        Debtor.                 Case No._______________


                                                Chapter 11

                       EXHIBIT "A" TO VOLUNTARY PETITION

        1.      Debtor's employer identification number is 84-0766570.

        2. If any of debtor's securities are registered under section 12 of the Securities and Exchange Act of 1934, the SEC file number is 000-18816.

        3. The following financial data is the latest available information and refers to debtor's condition on 9/30/96.


                                                                        ($000)

                a. Total assets                     $105,982

                b. Total liabilities                $ 90,290


                                                                        Approximate
                                                                        number of
                                                                        holders

                Fixed, liquidated secured debt      $51,684             36
                Contingent secured debt                 --              --
                Disputed secured claims                 --              --
                Unliquidated secured debt               --              --




                                                                        Approximate
                                                                        number of
                                                                        holders

                Fixed, liquidated unsecured debt        --              --
                Contingent unsecured debt               --              --
                Disputed unsecured claims               --              --
                Unliquidated unsecured debt         $ 4,515              6

Number of shares of preferred stock
                         11/20/96                 2,300,000             32

Number of shares of common stock
                         11/20/96                19,219,953            126

        Comments, if any: None.

        4. Brief description of debtor's business: International geophysical services company headquartered in Houston, Texas operating seismic and transition zone crews worldwide on 2-D and 3-D projects.

        5. List the name of any person who directly or indirectly owns, controls, or holds, with power to vote 20% or more of the voting securities of debtor: None

        6. List the names of all corporations 20% or more of the outstanding voting securities of which are directly or indirectly owned, controlled, or held, with power to vote by debtor: None.



                      DECLARATION UNDER PENALTY OF PERJURY
                   ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, William B. Cleveland [the president or other officer or an authorized agent of the corporation] [or a member or an authorized agent of the partnership] named as the debtor in this case, declare under penalty of perjury that I have read the foregoing Exhibit "A" and that it is true and correct to the best of my information and belief.

Date 12/5/96

                                Signature  /s/ WM B. CLEVELAND
                                         ------------------------
                                William B. Cleveland
                                Chief Financial Officer, Secretary and Treasurer
                                            (Print Name and Title)




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